UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. 1)

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

XTI AEROSPACE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

EXPLANATORY NOTE

On November 22, 2024, XTI Aerospace, Inc. filed its Preliminary Proxy Statement on Schedule 14A (the “Proxy Statement”) for the Annual Meeting of Stockholders to be held on December 27, 2024. This Amendment No. 1 (this “Amendment”) to Schedule 14A is being filed to include the proxy card, which was inadvertently omitted from the Proxy Statement. All other portions of the Proxy Statement remain unchanged.

This Amendment should be read with the Proxy Statement, and, from and after the date of this Amendment, any references to the “Proxy Statement” shall be deemed to include the Proxy Statement as amended hereby. Except as specifically discussed in this Explanatory Note, this Amendment does not otherwise modify or update any other disclosures presented in the Proxy Statement. In addition, this Amendment does not reflect events occurring after the date of the Proxy Statement or modify or update disclosures that may have been affected by subsequent events.

Preliminary Proxy Card – Subject to Completion

XTI AEROSPACE, INC.
8123 INTERPORT BLVD, SUITE C
ENGLEWOOD CO 80112

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/XTIA2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V59919-Z88978 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

XTI AEROSPACE, INC.

The Board of Directors recommends you vote FOR the following proposals:

1. The election of two Class I directors to serve until XTI Aerospace, Inc.'s 2027 annual meeting of stockholders or until the election and qualification of their successors

Nominees:	For	Against	Abstain
1a. Soumya Das	☐	☐	☐
1b. Scott Pomeroy	☐	☐	☐
2. The ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024	☐	☐	☐
3. The approval of an amendment to our Articles of Incorporation to increase the number of authorized shares of our common stock to up to 1,000,000,000, with such number to be determined at the board's discretion	☐	☐	☐
4. The approval of an amendment to our Articles of Incorporation to effect a reverse stock split of our outstanding common stock at a ratio between 1-for-2 and 1-for-250, to be determined at the board's discretion, for the purpose of complying with the Nasdaq Listing Rules, subject to the board's discretion to abandon such amendment	☐	☐	☐

	For	Against	Abstain
5. The approval of potential issuances of shares of our common stock pursuant to one or more potential non-public transactions in accordance with Nasdaq Listing Rule 5635(d)	☐	☐	☐
6. The approval of the adjournment of the Annual Meeting, if necessary or advisable, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes to approve the foregoing proposals	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The 2023 Annual Report and Notice and Proxy Statement are available at www.proxyvote.com.

V59920-Z88978

XTI AEROSPACE, INC.
Annual Meeting of Stockholders
December 27, 2024 10:00 AM, Pacific Time
This proxy is solicited by the Board Of Directors

The stockholder(s) hereby appoint(s) Scott Pomeroy and Brooke Turk, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of XTI AEROSPACE, INC. that the stockholder(s) is/ are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, Pacific Time on December 27, 2024, at www.virtualshareholdermeeting.com/XTIA2024 and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side